                                  OPPENHEIMER GLOBAL FUND
                              Supplement dated August 31, 2007
                         to the Prospectus dated November 24, 2006

     This supplement amends the Prospectus dated November 24, 2006.

     The Prospectus is revised by deleting the section titled "Advisory Fees" on page 15 in its entirety and replacing it with the following:

     Advisory Fees. Under the Investment Advisory  Agreement,  the Fund pays the
Manager an advisory  fee,  calculated on the daily net assets of the Fund, at an annual rate that declines on additional  assets as the Fund grows:  0.80% of the first $250 million of average  annual net assets of the Fund,  0.77% of the next
$250  million,  0.75% of the next $500  million,  0.69% of the next $1  billion,
0.67% on the next $1.5  billion,  0.65% on the next $2.5  billion,  0.63% of the next $2.5 billion,  0.60% of the next $2.5 billion, 0.58% of the next $4 billion and,  0.56% of average  annual net assets in excess of $15  billion.  The Fund's management  fee for the  fiscal  year ended  September  30,  2006,  was 0.63% of average annual net assets for each class of shares.

     Effective September 1, 2007 the Fund pays the Manager an advisory fee at an annual rate that  declines as the Fund's  assets  grow:  0.80% of the first $250 million  of  average  annual  net  assets  of the  Fund,  0.77% of the next $250 million,  0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% on the next $1.5 billion,  0.65% on the next $2.5  billion,  0.63% of the next $2.5 billion,  0.60% of the next $2.5 billion, 0.58% of the next $4 billion, 0.56% of the next $8 billion and 0.54% of average annual net assets over $23 billion.

     A  discussion  regarding  the basis for the Board's  approval of the Fund's investment  advisory  agreement  with the  Manager  is  available  in the Fund's
Semi-Annual Report to shareholders for the fiscal year ended March 31, 2007.

August 31,   2007                                            PS0330.040